                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                   15-Mar-01
Determined as of:                                                       09-Mar-01
For the Monthly Period Ending:                                          28-Feb-01
Days in Interest Period (30/360)                                               30
Days in Interest Period (Actual/360)                                           28


                                                                Beginning                   Ending                    Change
                                                                ---------                   ------                    ------
Pool Balance (Principal)                                         3,733,265,058.26         3,676,641,261.64          (56,623,796.62)
Excess Funding Account                                                       0.00                     0.00                    0.00

Invested Amount                                                    500,000,000.00           500,000,000.00                    0.00
Class A Invested Amount                                            465,000,000.00           465,000,000.00                    0.00
Class B Invested Amount                                             35,000,000.00            35,000,000.00                    0.00

Principal Funding Account                                                    0.00                     0.00                    0.00

Adjusted Invested Amount                                           500,000,000.00           500,000,000.00                    0.00
Class A Adjusted Invested Amount                                   465,000,000.00           465,000,000.00                    0.00
Class B Adjusted Invested Amount                                    35,000,000.00            35,000,000.00                    0.00
Enhancement Invested Amount                                                  0.00                     0.00                    0.00

Reserve Account                                                              0.00                     0.00                    0.00

Available Cash Collateral Amount                                    50,000,000.00            50,000,000.00                    0.00
Available Shared Collateral Amount                                  50,000,000.00            50,000,000.00                    0.00
Spread Account                                                       5,000,000.00             5,000,000.00                    0.00

Servicing Base Amount                                              500,000,000.00           500,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                     13.39%
Principal Allocation Pct                                                    13.39%
Class A Floating Pct                                                        93.00%
Class B Floating Pct                                                         7.00%
Class A Principal Pct                                                       93.00%
Class B Principal Pct                                                        7.00%

                                                                     Series
Allocations                                 Trust                    1996-A               Class A                  Class B
-----------                              --------------------------------------------------------------------------------------
Principal Collections                      372,082,483.30           49,833,386.79            46,345,049.70            3,488,337.09

Finance Charge Collections                  62,337,055.57            8,348,865.54             7,764,444.92              584,420.62
PFA Investment Proceeds                         N/A                          0.00                     0.00                    0.00
Reserve Account Draw                            N/A                          0.00                     0.00                    0.00
  Less: Servicer Interchange                                           520,833.33               484,375.00               36,458.33
                                                                       ----------               ----------               ---------
Available Funds                                                      7,828,032.21             7,280,069.92              547,962.29

Monthly Investor Obligations
----------------------------
Monthly Interest                                                     2,254,583.34             2,093,597.92              160,985.42
Monthly Servicing Fee                                                  104,166.67                96,875.00                7,291.67
Defaulted Amounts                           26,688,445.54            3,574,410.75             3,324,202.00              250,208.75
                                                                     ------------             ------------              ----------
Total Obligations                                                    5,933,160.76             5,514,674.92              418,485.84

Excess Spread                                                        2,145,080.20             1,765,395.00              379,685.20
Required Amount                                                              0.00                     0.00                    0.00

1 Mo. Libor Rate                                 5.568750%
- --- ----- ----

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                              24,305.56
Interest on CCA Draw                                                                                  0.00
                                                                                                      ----
Monthly Cash Collateral Fee                                                                      24,305.56

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A


Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                                    5.67%
Principal Payment Rate - 3 month average                                                             10.73%
Calculated Current Month's Spread Account Cap                                                         1.00%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              1.00%
Beginning Cash Collateral Amount                                                             50,000,000.00
Required Cash Collateral Amount                                                              50,000,000.00
Cash Collateral Account draw                                                                          0.00
Cash Collateral Account Surplus                                                                       0.00
Beginning Spread Account Balance                                                              5,000,000.00
Required Spread Account Amount                                                                5,000,000.00
Required Spread Account Draw                                                                          0.00
Required Spread Account Deposit                                                                       0.00
Spread Account Surplus                                                                                0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                    0
Controlled Accumulation Amount                                                               46,500,000.00
Required PFA Balance                                                                                  0.00
Beginning PFA Balance                                                                                 0.00
Controlled Deposit Amount                                                                             0.00
Available Investor Principal Collections                                                     53,407,797.54
Principal Shortfall                                                                                   0.00
Shared Principal to Other Series                                                             53,407,797.54
Shared Principal from Other Series                                                                    0.00
Class A Monthly Principal                                                                             0.00
Class B Monthly Principal                                                                             0.00
Monthly Principal                                                                                     0.00
PFA Deposit                                                                                           0.00
PFA Withdrawl                                                                                         0.00
Ending PFA Balance                                                                                    0.00
Principal to Investors                                                                                0.00
Ending Class A Invested Amount                                                              465,000,000.00
Ending Class B Invested Amount                                                               35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                 9.97%
Revolving Investor Interest                                                                 500,000,000.00
Class A Invested Amount                                                                     465,000,000.00
Available Principal                                                                          49,833,386.79
Class A Accumulation Period Length                                                                      10

Reserve Account
---------------
Available Reserve Account Amount                                                                      0.00
Covered Amount                                                                                        0.00
Reserve Draw Amount                                                                                   0.00
Portfolio Yield                                                                                      13.38%
Reserve Account Factor                                                                               83.33%
Portfolio Adjusted Yield                                                                              6.77%
Reserve Account Funding Period Length                                                                    3
Reserve Account Funding Date                                                                     15-Mar-02
Weighted Average Coupon                                                                               5.41%
Required Reserve Account Amount                                                                       0.00
Reserve Account Surplus                                                                               0.00
Required Reserve Account Deposit                                                                      0.00
Portfolio Yield - 3 month average                                                                    15.18%
Base Rate - 3 month average                                                                           8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     6.87%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.